Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition - NetEffects Inc [Member]
$ in Thousands
Jul. 01, 2019 USD ($)
Business Combination, Significant Transaction and Sale of Business (Details) - Schedule of estimated fair values of the assets acquired and liabilities at the date of acquisition [Line Items]
Net assets excluding cash acquired	$ 91
Intangible assets	8,716
Goodwill	3,526
Total assets acquired net of acquired cash	$ 12,333